SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 9, 2009

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX	10(a)(15) Formal Written Agreement between Patriot National Bank and the Office of the Comptroller of the Currency

Item 1.01	Entry into a Material Definitive Agreement

On February 9, 2009, Patriot National Bank (the "Bank"), the wholly owned subsidiary of Patriot National Bancorp, Inc. (the "Company") entered into a formal written agreement (the "Agreement") with the Office of the Comptroller of the Currency (the "OCC").  The Bank has agreed to undertake certain actions within designated timeframes and operate in compliance with the provisions of the Agreement during its term.  The Agreement is based on the results of an annual examination of the Bank by the OCC.

The Agreement provides for, among other things, the enhancement and implementation of certain programs to reduce the Bank’s credit risk, commercial real estate loan concentration and level of criticized assets, along with the augmentation of a profit plan  and three-year capital program. Additionally, the Agreement provides for certain asset growth restrictions for a limited period of time. The Bank does not anticipate that these restrictions will impair its current business plan. The Bank has taken or put into process many of the steps required by the Agreement, and has developed and implemented various programs contemplated by the Agreement, subject to regulatory review and approval. Compliance with the Agreement will be monitored by a Board Compliance Committee consisting of outside directors and the Chairman of the Board. The Compliance Committee is required to submit written progress reports on a quarterly basis and the Agreement requires the Bank to make periodic reports and filings with the OCC.  A copy of the Agreement is included as Exhibit 10(a)(15) and is incorporated herein by reference. Although its current capital is above the minimum regulatory requirements for a well capitalized bank, the Bank continues to explore various alternatives to supplement its capital base given the continuing deterioration of real estate values and the weakening economy in its market areas.

Statements in this Form 8-K concerning future results, performances, expectations or intentions are forward-looking statements. Actual results, performances or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties, and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

10(a)(15)	Formal Written Agreement between Patriot National Bank and the Office of the Comptroller of the Currency

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

February 13, 2009	By: /s/ Robert F. O'Connell
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10(a)(15)	Formal Written Agreement between Patriot National Bank and the Office of the Comptroller of the Currency